                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event)         January 28, 2004
                                       -----------------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)

15301 W. 109th Street, Lenexa, Kansas                           66219
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       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including               (913) 647-0158
area code                                   ------------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report)

Item 5.        Other Events

On January 28, 2004, Elecsys Corporation announced it had received notification from the American Stock Exchange approving a plan to comply with its listing qualifications. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

Item 7.         Financial Statements and Exhibits.

      (c)   EXHIBIT.  The following exhibits are furnished herewith:

      99.1        Press Release dated January 28, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  January 28, 2004
                                          ELECSYS CORPORATION

                                          By:  /s/ Todd A. Daniels
                                              --------------------------------
                                             Todd A. Daniels
                                             Chief Financial Officer (Principal
                                             Financial Officer and Principal
                                             Accounting Officer)